FirstSun Capital Bancorp Reports Second Quarter 2024 Results
Second Quarter 2024 Highlights:
•Net income of $24.6 million, $0.88 per diluted share (excluding merger costs, $25.2 million, $0.90 per diluted share, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Net interest margin of 4.02%
•Return on average total assets of 1.26% (excluding merger costs, 1.29%, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Return on average stockholders’ equity of 10.03% (excluding merger costs, 10.28%, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Loan growth of 3.3% annualized
•Deposit growth of 10.8% annualized
•24.2% noninterest income to total revenue1
Denver, Colorado – July 29, 2024 – FirstSun Capital Bancorp (“FirstSun”) (NASDAQ: FSUN) reported net income of $24.6 million for the second quarter of 2024 compared to net income of $28.0 million for the second quarter of 2023. Earnings per diluted share were $0.88 for the second quarter of 2024 compared to $1.11 for the second quarter of 2023. Earnings for the second quarter of 2024 were negatively impacted by $0.6 million of merger costs, net of tax, or $0.02 per diluted share.
Neal Arnold, FirstSun’s President and Chief Executive Officer, commented, “We are pleased to deliver strong earnings this quarter driven by our well diversified business mix. Our net interest margin remains very strong at 4.02%, we grew our deposits and loans and we maintained our balanced mix of business with noninterest income to total revenue at 24.2%.”
Arnold continued, “We continue to work actively on all aspects of planning for the consummation of the previously announced strategic merger with HomeStreet, Inc. and we remain focused on continuing to deliver responsible growth amidst the challenging operating environment. We also remain focused on enhancing shareholder value and are very excited to announce a significant milestone in uplisting to Nasdaq on July 12, 2024 which we expect will provide us better access to the capital markets.”
Second Quarter 2024 Results

Net income totaled $24.6 million, or $0.88 per diluted share, for the second quarter of 2024, compared to $12.3 million, or $0.45 per diluted share, for the prior quarter. Net income in the second quarter of 2024 was negatively impacted by $0.6 million in merger costs, net of tax, or $0.02 per diluted share. Net income in the first quarter of 2024 was negatively impacted by a $13.1 million loan charge-off, net of tax, or $0.47 per diluted share, and $2.3 million in merger costs, net of tax, or $0.08 per diluted share. The return on average total assets was 1.26% for the second quarter of 2024, compared to 0.64% for the prior quarter, and the return on average stockholders’ equity was 10.03% for the second quarter of 2024, compared to 5.15% for the prior quarter. Second quarter of 2024 merger costs, net of tax negatively affected return on average total assets by 0.03% and return on average stockholders’ equity by 0.25%. First quarter of 2024 merger costs, net of tax negatively affected return on average total assets by 0.12% and return on average stockholders’ equity by 0.96%.

1 Total revenue is net interest income plus noninterest income.

Net Interest Income and Net Interest Margin
Net interest income totaled $72.9 million for the second quarter of 2024, an increase of $2.1 million compared to the prior quarter. Our net interest margin increased three basis points to 4.02% compared to the prior quarter. Results for the second quarter of 2024, compared to the prior quarter, were primarily driven by an increase of 11 basis points in the yield on earning assets, partially offset by an increase of 12 basis points in the cost of interest-bearing liabilities.
Average loans, including loans held-for-sale, increased by $70.9 million in the second quarter of 2024, compared to the prior quarter. Loan yield increased by 11 basis points to 6.59% in the second quarter of 2024, compared to the prior quarter, primarily due to higher yields on new originations as compared to amortizing and maturing balances. Average interest-bearing deposits increased $101.7 million in the second quarter of 2024, compared to the prior quarter. Total cost of interest-bearing deposits increased by 11 basis points to 3.11% in the second quarter of 2024, compared to the prior quarter, primarily due to overall rising deposit costs as a result of the elevated interest rate environment. Average FHLB borrowings increased $20.1 million in the second quarter of 2024, compared to the prior quarter. The cost of FHLB borrowings increased by 11 basis points to 5.67% in the second quarter of 2024, compared to the prior quarter.
Asset Quality and Provision for Credit Losses
The provision for credit losses totaled $1.2 million for the second quarter of 2024, a decrease of $15.3 million from $16.5 million for the prior quarter, primarily due to a $17.4 million charge-off on a specific customer in our C&I loan portfolio for the prior quarter.
Net charge-offs for the second quarter of 2024 were $2.0 million resulting in an annualized ratio of net charge-offs to average loans of 0.13%, compared to net charge-offs of $17.4 million, or an annualized ratio of net-charge offs to average loans of 1.11% for the prior quarter. The allowance for credit losses as a percentage of total loans was 1.25% at June 30, 2024, a decrease of two basis points from the prior quarter.
The ratio of nonperforming assets to total assets was 0.84% at June 30, 2024, compared to 0.80% at March 31, 2024.
Noninterest Income
Noninterest income totaled $23.3 million for the second quarter of 2024, an increase of $0.5 million from the prior quarter. Mortgage banking income increased $1.5 million for the second quarter of 2024, primarily due to an increase in mortgage loan originations, including the corresponding impact to our capitalized MSR asset from the prior quarter.
Other noninterest income decreased $1.5 million for the second quarter of 2024, primarily due to a decrease in income from BOLI and a decrease in the fair value of investments related to our deferred compensation plan. Noninterest income as a percentage of total revenue2 was 24.2%, an increase of 0.2% from the prior quarter.
Noninterest Expense
Noninterest expense totaled $63.9 million for the second quarter of 2024, an increase of $2.0 million from the prior quarter, primarily due to an increase in salary and employee benefits of $2.5 million as a result of increased head count of C&I bankers and higher levels of variable compensation associated with an increase in mortgage loan originations. Noninterest expense for the second quarter of 2024 included $1.0 million in merger related expenses, a decrease of $1.4 million from the prior quarter.
The efficiency ratio for the second quarter of 2024 was 66.42% compared to 66.05% for the prior quarter. Merger costs negatively affected the efficiency ratio for the second quarter of 2024 by 1.09%, down from a negative impact of 2.66% for the prior quarter.
2 Total revenue is net interest income plus noninterest income.

Tax Rate
The effective tax rate was 21.0% for the second quarter of 2024, compared to 19.6% for the prior quarter.
Loans
Loans were $6.3 billion at June 30, 2024 and March 31, 2024, increasing $52.3 million in the second quarter of 2024, or 3.3% on an annualized basis.
Deposits
Deposits were $6.6 billion at June 30, 2024 compared to $6.4 billion at March 31, 2024, an increase of $0.2 billion in the second quarter of 2024, or 10.8% on an annualized basis. Average deposits were $6.5 billion for the second quarter of 2024, compared to $6.4 billion for the prior quarter, an increase of $0.1 billion in the second quarter of 2024, or 7.3% on an annualized basis. Noninterest-bearing deposit accounts represented 23.6% of total deposits at June 30, 2024 and the loan-to-deposit ratio was 95.7% at June 30, 2024.
The ratio of total uninsured deposits to total deposits was estimated to be 32.1% at June 30, 2024, compared to 32.0% at March 31, 2024. The ratio of total uninsured and uncollateralized deposits to total deposits was estimated to be 25.5% at June 30, 2024, compared to 25.2% at March 31, 2024.3
Capital
Capital ratios remain strong and above “well-capitalized” thresholds. As of June 30, 2024, our common equity tier 1 risk-based capital ratio was 12.80%, total risk-based capital ratio was 14.95% and tier 1 leverage ratio was 11.83%. Book value per share was $36.31 at June 30, 2024, an increase of $1.16 from March 31, 2024. Tangible book value per share, a non-GAAP financial measure, was $32.56 at June 30, 2024, an increase of $1.19 from March 31, 2024.

3 Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A.

Non-GAAP Financial Measures
This press release (including the tables beginning on page 15) contains financial measures determined by methods other than in accordance with principles generally accepted in the United States (“GAAP”). FirstSun management uses these non-GAAP financial measures in their analysis of FirstSun’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. FirstSun believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. FirstSun management believes investors may find these non-GAAP financial measures useful. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the non-GAAP measures used in this press release:
•Tangible stockholders’ equity;
•Tangible assets;
•Tangible stockholders’ equity to tangible assets;
•Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax;
•Tangible book value per share;
•Net income excluding merger costs;
•Return on average total assets excluding merger costs;
•Return on average stockholders’ equity excluding merger costs;
•Efficiency ratio excluding merger related expenses;
•Diluted earnings per share excluding merger related costs; and
•Fully tax equivalent (“FTE”) net interest income and net interest margin on FTE basis.
The tables beginning on page 15 provide a reconciliation of each non-GAAP financial measure contained in this press release to the most comparable GAAP equivalent.
About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank, First National 1870 and Guardian Mortgage. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with a branch network in five states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.0 billion as of June 30, 2024.
First National 1870 and Guardian Mortgage are divisions of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com, SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.

Summary Data:

	As of and for the quarter ended
($ in thousands, except per share amounts)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net interest income	$72,899	$70,806	$72,069	$73,410	$73,835
Provision for credit losses	1,200	16,500	6,575	3,890	4,422
Noninterest income	23,274	22,808	17,221	18,650	24,290
Noninterest expense	63,875	61,828	52,308	56,176	58,043
Income before income taxes	31,098	15,286	30,407	31,994	35,660
Provision for income taxes	6,538	2,990	6,393	6,762	7,654
Net income	24,560	12,296	24,014	25,232	28,006
Net income, excluding merger costs (1)	25,181	14,592	24,014	25,232	28,006
Weighted average common shares outstanding, basic	27,430,761	27,019,625	24,953,764	24,942,389	24,933,664
Weighted average common shares outstanding, diluted	28,031,956	27,628,941	25,472,017	25,357,807	25,206,359
Diluted earnings per share	$0.88	$0.45	$0.94	$1.00	$1.11
Diluted earnings per share, excluding merger costs (1)	$0.90	$0.53	$0.94	$1.00	$1.11
Return on average total assets	1.26%	0.64%	1.26%	1.34%	1.49%
Return on average total assets, excluding merger costs (1)	1.29%	0.76%	1.26%	1.34%	1.49%
Return on average stockholders' equity	10.03%	5.15%	11.19%	12.03%	13.54%
Return on average stockholders’ equity, excluding merger costs (1)	10.28%	6.11%	11.19%	12.03%	13.54%
Net interest margin	4.02%	3.99%	4.08%	4.23%	4.24%
Net interest margin (FTE basis) (1)	4.08%	4.06%	4.15%	4.30%	4.32%
Efficiency ratio	66.42%	66.05%	58.58%	61.02%	59.15%
Efficiency ratio, excluding merger related expenses (1)	65.33%	63.39%	58.58%	61.02%	59.15%
Noninterest income to total revenue (2)	24.2%	24.4%	19.3%	20.3%	24.8%
Total assets	$7,999,295	$7,781,601	$7,879,724	$7,756,875	$7,797,344
Total loans held-for-sale	66,571	56,813	54,212	51,465	56,350
Total loans held-for-investment	6,337,162	6,284,868	6,267,096	6,179,522	6,155,090
Total deposits	6,619,525	6,445,388	6,374,103	6,339,847	6,150,418
Total stockholders' equity	996,599	964,662	877,197	843,719	823,635
Loan to deposit ratio	95.7%	97.5%	98.3%	97.5%	100.1%
Period end common shares outstanding	27,443,246	27,442,943	24,960,639	24,942,645	24,941,468
Book value per share	$36.31	$35.15	$35.14	$33.83	$33.02
Tangible book value per share (1)	$32.56	$31.37	$30.96	$29.60	$28.76
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Total revenue is net interest income plus noninterest income.

	As of and for the six months ended
($ in thousands, except per share amounts)	June 30, 2024	June 30, 2023
Net interest income	$143,705	$147,952
Provision for credit losses	17,700	7,782
Noninterest income	46,082	43,221
Noninterest expense	125,703	114,309
Income before income taxes	46,384	69,082
Provision for income taxes	9,528	14,795
Net income	36,856	54,287
Net income, excluding merger costs (1)	39,773	54,287
Weighted average common shares outstanding, basic	27,224,968	24,928,485
Weighted average common shares outstanding, diluted	27,825,189	25,368,702
Diluted earnings per share	$1.32	$2.14
Diluted earnings per share, excluding merger costs (1)	$1.43	$2.14
Return on average total assets	0.95%	1.46%
Return on average total assets, excluding merger costs (1)	1.03%	1.46%
Return on average stockholders' equity	7.62%	13.46%
Return on average stockholders’ equity, excluding merger costs (1)	8.22%	13.46%
Net interest margin	4.00%	4.31%
Net interest margin (FTE basis) (1)	4.07%	4.39%
Efficiency ratio	66.23%	59.79%
Efficiency ratio, excluding merger related expenses (1)	64.37%	59.79%
Noninterest income to total revenue (2)	24.3%	22.6%
Total assets	$7,999,295	$7,797,344
Total loans held-for-sale	66,571	56,350
Total loans held-for-investment	6,337,162	6,155,090
Total deposits	6,619,525	6,150,418
Total stockholders' equity	996,599	823,635
Loan to deposit ratio	95.7%	100.1%
Period end common shares outstanding	27,443,246	24,941,468
Book value per share	$36.31	$33.02
Tangible book value per share (1)	$32.56	$28.76
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Total revenue is net interest income plus noninterest income.

Condensed Consolidated Statements of Income (Unaudited):

	For the quarter ended		For the six months ended
($ in thousands, except per share amounts)	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Total interest income	$114,529	$102,032	$224,569	$196,935
Total interest expense	41,630	28,197	80,864	48,983
Net interest income	72,899	73,835	143,705	147,952
Provision for credit losses	1,200	4,422	17,700	7,782
Net interest income after provision for credit losses	71,699	69,413	126,005	140,170
Noninterest income:
Service charges on deposits	5,946	5,358	11,714	10,373
Credit and debit card fees	3,007	3,057	5,810	6,038
Trust and investment advisory fees	1,493	1,478	2,956	2,939
Mortgage banking income, net	11,043	11,659	20,545	19,088
Other noninterest income	1,785	2,738	5,057	4,783
Total noninterest income	23,274	24,290	46,082	43,221
Noninterest expense:
Salaries and benefits	39,828	34,056	77,181	69,105
Occupancy and equipment	8,701	8,135	17,296	16,490
Amortization of intangible assets	652	2,050	1,467	3,094
Merger related expenses	1,046	—	3,535	—
Other noninterest expenses	13,648	13,802	26,224	25,620
Total noninterest expense	63,875	58,043	125,703	114,309
Income before income taxes	31,098	35,660	46,384	69,082
Provision for income taxes	6,538	7,654	9,528	14,795
Net income	$24,560	$28,006	$36,856	$54,287
Earnings per share - basic	$0.90	$1.12	$1.35	$2.18
Earnings per share - diluted	$0.88	$1.11	$1.32	$2.14

	For the quarter ended
($ in thousands, except per share amounts)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Total interest income	$114,529	$110,040	$109,974	$106,775	$102,032
Total interest expense	41,630	39,234	37,905	33,365	28,197
Net interest income	72,899	70,806	72,069	73,410	73,835
Provision for credit losses	1,200	16,500	6,575	3,890	4,422
Net interest income after provision for credit losses	71,699	54,306	65,494	69,520	69,413
Noninterest income:
Service charges on deposits	5,946	5,768	5,497	5,475	5,358
Credit and debit card fees	3,007	2,803	2,966	2,996	3,057
Trust and investment advisory fees	1,493	1,463	1,356	1,398	1,478
Mortgage banking income, net	11,043	9,502	4,883	7,413	11,659
Other noninterest income	1,785	3,272	2,519	1,368	2,738
Total noninterest income	23,274	22,808	17,221	18,650	24,290
Noninterest expense:
Salaries and benefits	39,828	37,353	30,158	33,968	34,056
Occupancy and equipment	8,701	8,595	8,449	8,487	8,135
Amortization of intangible assets	652	815	829	899	2,050
Merger related expenses	1,046	2,489	—	—	—
Other noninterest expenses	13,648	12,576	12,872	12,822	13,802
Total noninterest expense	63,875	61,828	52,308	56,176	58,043
Income before income taxes	31,098	15,286	30,407	31,994	35,660
Provision for income taxes	6,538	2,990	6,393	6,762	7,654
Net income	$24,560	$12,296	$24,014	$25,232	$28,006
Earnings per share - basic	$0.90	$0.46	$0.96	$1.01	$1.12
Earnings per share - diluted	$0.88	$0.45	$0.94	$1.00	$1.11

Condensed Consolidated Balance Sheets as of (Unaudited):

($ in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets
Cash and cash equivalents	$535,766	$383,605	$479,362	$443,887	$492,735
Securities available-for-sale, at fair value	491,649	499,078	516,757	495,992	515,956
Securities held-to-maturity	36,310	36,640	36,983	37,410	37,883
Loans held-for-sale, at fair value	66,571	56,813	54,212	51,465	56,350
Loans	6,337,162	6,284,868	6,267,096	6,179,522	6,155,090
Allowance for credit losses	(78,960)	(79,829)	(80,398)	(78,666)	(77,362)
Loans, net	6,258,202	6,205,039	6,186,698	6,100,856	6,077,728
Mortgage servicing rights, at fair value	80,744	78,416	76,701	81,036	78,390
Premises and equipment, net	83,320	84,063	84,842	83,733	84,483
Other real estate owned and foreclosed assets, net	4,497	4,414	4,100	8,395	10,139
Goodwill	93,483	93,483	93,483	93,483	93,483
Intangible assets, net	9,517	10,168	10,984	11,813	12,712
All other assets	339,236	329,882	335,602	348,805	337,485
Total assets	$7,999,295	$7,781,601	$7,879,724	$7,756,875	$7,797,344
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing demand deposit accounts	$1,562,308	$1,517,315	$1,530,506	$1,610,650	$1,667,247
Interest-bearing deposit accounts:
Interest-bearing demand accounts	538,232	542,184	534,540	440,845	379,779
Savings and money market accounts	2,505,439	2,473,255	2,446,632	2,476,097	2,441,349
NOW accounts	42,687	39,181	56,819	35,686	48,270
Certificate of deposit accounts	1,970,859	1,873,453	1,805,606	1,776,569	1,613,773
Total deposits	6,619,525	6,445,388	6,374,103	6,339,847	6,150,418
Securities sold under agreements to repurchase	20,408	20,423	24,693	25,868	32,861
Federal Home Loan Bank advances	145,000	144,810	389,468	330,000	570,585
Other borrowings	75,577	75,445	75,313	75,180	80,511
Other liabilities	142,186	130,873	138,950	142,261	139,334
Total liabilities	7,002,696	6,816,939	7,002,527	6,913,156	6,973,709
Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	3	3	2	2	2
Additional paid-in capital	543,339	542,582	462,680	462,507	461,856
Retained earnings	494,378	469,818	457,522	433,508	408,276
Accumulated other comprehensive loss, net	(41,121)	(47,741)	(43,007)	(52,298)	(46,499)
Total stockholders' equity	996,599	964,662	877,197	843,719	823,635
Total liabilities and stockholders' equity	$7,999,295	$7,781,601	$7,879,724	$7,756,875	$7,797,344

Consolidated Capital Ratios as of:

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Stockholders' equity to total assets	12.46%	12.40%	11.13%	10.88%	10.56%
Tangible stockholders' equity to tangible assets (1)	11.32%	11.21%	9.94%	9.65%	9.33%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (1) (2)	11.27%	11.17%	9.90%	9.59%	9.28%
Tier 1 leverage ratio	11.83%	11.73%	10.52%	10.37%	10.00%
Common equity tier 1 risk-based capital ratio	12.80%	12.54%	11.10%	10.79%	10.40%
Tier 1 risk-based capital ratio	12.80%	12.54%	11.10%	10.79%	10.40%
Total risk-based capital ratio	14.95%	14.73%	13.25%	12.93%	12.52%
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Tangible stockholders’ equity and tangible assets have been adjusted to reflect net unrealized losses on held-to-maturity securities, net of tax.

Summary of Net Interest Margin:

	For the quarter ended				For the six months ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans (1)	6,384,709	6.59%	6,220,833	6.13%	6,349,282	6.53%	6,125,441	6.01%
Investment securities	523,545	3.65%	563,902	3.00%	535,252	3.46%	567,273	2.96%
Interest-bearing cash and other assets	348,509	5.25%	176,672	5.63%	294,009	5.35%	166,523	5.55%
Total earning assets	7,256,763	6.31%	6,961,407	5.86%	7,178,543	6.26%	6,859,237	5.74%
Other assets	548,465		556,105		548,553		555,040
Total assets	$7,805,228		$7,517,512		$7,727,096		$7,414,277

Interest-bearing liabilities
Demand and NOW deposits	$621,343	3.80%	$332,695	2.55%	$585,417	3.67%	$280,224	2.40%
Savings deposits	413,699	0.69%	448,059	0.44%	417,791	0.69%	458,969	0.41%
Money market deposits	2,092,449	2.01%	2,107,379	1.11%	2,077,885	1.97%	2,201,401	0.99%
Certificates of deposits	1,823,522	4.69%	1,392,847	3.52%	1,819,075	4.64%	1,233,810	3.19%
Total deposits	4,951,013	3.11%	4,280,980	1.94%	4,900,168	3.06%	4,174,404	1.67%
Repurchase agreements	16,553	1.15%	33,673	0.80%	18,904	1.10%	31,683	0.62%
Total deposits and repurchase agreements	4,967,566	3.10%	4,314,653	1.93%	4,919,072	3.05%	4,206,087	1.66%
FHLB borrowings	130,871	5.67%	472,105	5.19%	120,824	5.62%	463,142	4.94%
Other long-term borrowings	75,522	6.59%	80,440	6.36%	75,456	6.60%	80,370	6.32%
Total interest-bearing liabilities	5,173,959	3.22%	4,867,198	2.32%	5,115,352	3.16%	4,749,599	2.06%
Noninterest-bearing deposits	1,517,560		1,694,961		1,510,134		1,731,468
Other liabilities	133,845		128,118		134,106		126,343
Stockholders' equity	979,864		827,235		967,504		806,867
Total liabilities and stockholders' equity	$7,805,228		$7,517,512		$7,727,096		$7,414,277

Net interest spread		3.09%		3.54%		3.10%		3.68%
Net interest margin		4.02%		4.24%		4.00%		4.31%
Net interest margin (on FTE basis) (2)		4.08%		4.32%		4.07%		4.39%
(1) Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
(2) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

	For the quarter ended
	June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans (1)	6,384,709	6.59%	6,313,855	6.48%	6,280,362	6.51%	6,180,684	6.44%	6,220,833	6.13%
Investment securities	523,545	3.65%	546,960	3.28%	538,348	3.28%	545,257	3.10%	563,902	3.00%
Interest-bearing cash and other assets	348,509	5.25%	239,508	5.49%	247,978	5.50%	221,559	5.39%	176,672	5.63%
Total earning assets	7,256,763	6.31%	7,100,323	6.20%	7,066,688	6.22%	6,947,500	6.15%	6,961,407	5.86%
Other assets	548,465		548,642		563,368		557,988		556,105
Total assets	$7,805,228		$7,648,965		$7,630,056		$7,505,488		$7,517,512

Interest-bearing liabilities
Demand and NOW deposits	$621,343	3.80%	$549,491	3.54%	$510,982	3.45%	$466,837	3.27%	$332,695	2.55%
Savings deposits	413,699	0.69%	421,882	0.69%	457,679	0.93%	439,172	0.62%	448,059	0.44%
Money market deposits	2,092,449	2.01%	2,063,321	1.93%	2,063,383	1.82%	2,026,028	1.58%	2,107,379	1.11%
Certificates of deposits	1,823,522	4.69%	1,814,629	4.60%	1,825,325	4.54%	1,748,515	4.21%	1,392,847	3.52%
Total deposits	4,951,013	3.11%	4,849,323	3.00%	4,857,369	2.93%	4,680,552	2.64%	4,280,980	1.94%
Repurchase agreements	16,553	1.15%	21,254	1.06%	23,457	1.06%	26,549	0.98%	33,673	0.80%
Total deposits and repurchase agreements	4,967,566	3.10%	4,870,577	2.99%	4,880,826	2.92%	4,707,101	2.63%	4,314,653	1.93%
FHLB borrowings	130,871	5.67%	110,777	5.56%	74,146	5.64%	84,332	5.40%	472,105	5.19%
Other long-term borrowings	75,522	6.59%	75,389	6.62%	75,249	6.62%	78,680	6.44%	80,440	6.36%
Total interest-bearing liabilities	5,173,959	3.22%	5,056,743	3.10%	5,030,221	3.01%	4,870,113	2.74%	4,867,198	2.32%
Noninterest-bearing deposits	1,517,560		1,502,707		1,597,672		1,654,090		1,694,961
Other liabilities	133,845		134,370		143,416		142,027		128,118
Stockholders' equity	979,864		955,145		858,747		839,258		827,235
Total liabilities and stockholders' equity	$7,805,228		$7,648,965		$7,630,056		$7,505,488		$7,517,512

Net interest spread		3.09%		3.10%		3.21%		3.41%		3.54%
Net interest margin		4.02%		3.99%		4.08%		4.23%		4.24%
Net interest margin (on FTE basis) (2)		4.08%		4.06%		4.15%		4.30%		4.32%
(1) Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
(2) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

Deposits as of:

($ in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Consumer
Noninterest bearing deposit accounts	$414,795	$356,732	$360,168	$366,366	$375,583
Interest-bearing deposit accounts:
Demand and NOW deposits	42,903	38,625	36,162	33,340	34,731
Savings deposits	334,741	340,086	343,291	356,890	378,193
Money market deposits	1,243,355	1,229,239	1,196,645	1,149,365	1,174,883
Certificates of deposits	1,438,792	1,437,590	1,437,537	1,366,255	1,095,754
Total interest-bearing deposit accounts	3,059,791	3,045,540	3,013,635	2,905,850	2,683,561
Total consumer deposits	$3,474,586	$3,402,272	$3,373,803	$3,272,216	$3,059,144
Business
Noninterest bearing deposit accounts	$1,147,513	$1,160,583	$1,170,338	$1,244,284	$1,291,664
Interest-bearing deposit accounts:
Demand and NOW deposits	538,016	502,726	555,197	443,191	393,318
Savings deposits	77,931	80,226	80,802	85,234	30,904
Money market deposits	849,412	823,704	825,811	859,516	832,279
Certificates of deposits	90,189	97,854	87,407	77,228	77,604
Total interest-bearing deposit accounts	1,555,548	1,504,510	1,549,217	1,465,169	1,334,105
Total business deposits	$2,703,061	$2,665,093	$2,719,555	$2,709,453	$2,625,769
Wholesale deposits (1)	$441,878	$378,023	$280,745	$358,178	$465,505
Total deposits	$6,619,525	$6,445,388	$6,374,103	$6,339,847	$6,150,418
(1) Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits.
Balance Sheet Ratios as of:

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Cash to total assets (1)	6.60%	4.80%	6.00%	5.60%	6.20%
Loan to deposit ratio	95.7%	97.5%	98.3%	97.5%	100.1%
Uninsured deposits to total deposits (2)	32.1%	32.0%	31.2%	32.0%	32.5%
Uninsured and uncollateralized deposits to total deposits (2)	25.5%	25.2%	25.1%	25.4%	24.1%
Wholesale deposits and borrowings to total liabilities (3)	8.4%	7.7%	9.6%	10.0%	14.9%
(1) Cash consists of cash and amounts due from banks and interest-bearing deposits with other financial institutions.
(2) Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated.
(3) Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits. Wholesale borrowings consist of FHLB overnight and term advances.

Loan Portfolio as of:

($ in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Commercial and industrial	$2,431,110	$2,480,078	$2,467,688	$2,459,358	$2,474,531
Commercial real estate:
Non-owner occupied	866,999	836,515	812,235	767,135	723,365
Owner occupied	660,511	642,930	635,365	631,352	643,191
Construction and land	350,878	326,447	345,430	329,433	316,399
Multifamily	94,220	94,898	103,066	114,535	100,464
Total commercial real estate	1,972,608	1,900,790	1,896,096	1,842,455	1,783,419
Residential real estate	1,146,989	1,109,676	1,110,610	1,059,074	1,082,991
Public Finance	537,872	579,991	602,913	602,844	611,748
Consumer	42,129	40,317	36,371	37,681	39,909
Other	206,454	174,016	153,418	178,110	162,492
Total loans, net of deferred costs, fees, premiums, and discounts	$6,337,162	$6,284,868	$6,267,096	$6,179,522	$6,155,090
Asset Quality:

	As of and for the quarter ended
($ in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net charge-offs	$2,009	$17,429	$4,743	$2,296	$717
Allowance for credit losses	$78,960	$79,829	$80,398	$78,666	$77,362
Nonperforming loans, including nonaccrual loans, and accrual loans greater than 90 days past due	$62,558	$57,599	$63,143	$40,743	$67,840
Nonperforming assets	$67,055	$62,013	$67,243	$49,138	$77,979
Ratio of net charge-offs to average loans outstanding	0.13%	1.11%	0.30%	0.15%	0.05%
Allowance for credit losses to total loans outstanding	1.25%	1.27%	1.28%	1.27%	1.26%
Allowance for credit losses to total nonperforming loans	126.22%	138.59%	127.33%	193.08%	114.04%
Nonperforming loans to total loans	0.99%	0.92%	1.01%	0.66%	1.10%
Nonperforming assets to total assets	0.84%	0.80%	0.85%	0.63%	1.00%

Non-GAAP Financial Measures and Reconciliations:

	As of and for the quarter ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Tangible stockholders’ equity:
Total stockholders' equity (GAAP)	$996,599	$964,662	$877,197	$843,719	$823,635	$996,599	$823,635
Less: Goodwill and other intangible assets:
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(9,517)	(10,168)	(10,984)	(11,813)	(12,712)	(9,517)	(12,712)
Tangible stockholders' equity (non-GAAP)	$893,599	$861,011	$772,730	$738,423	$717,440	$893,599	$717,440
Tangible assets:
Total assets (GAAP)	$7,999,295	$7,781,601	$7,879,724	$7,756,875	$7,797,344	$7,999,295	$7,797,344
Less: Goodwill and other intangible assets:
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(9,517)	(10,168)	(10,984)	(11,813)	(12,712)	(9,517)	(12,712)
Tangible assets (non-GAAP)	$7,896,295	$7,677,950	$7,775,257	$7,651,579	$7,691,149	$7,896,295	$7,691,149
Tangible stockholders’ equity to tangible assets:
Total stockholders' equity to total assets (GAAP)	12.46%	12.40%	11.13%	10.88%	10.56%	12.46%	10.56%
Less: Impact of goodwill and other intangible assets	(1.14)%	(1.19)%	(1.19)%	(1.23)%	(1.23)%	(1.14)%	(1.23)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.32%	11.21%	9.94%	9.65%	9.33%	11.32%	9.33%
Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:
Tangible stockholders' equity (non-GAAP)	$893,599	$861,011	$772,730	$738,423	$717,440	$893,599	$717,440
Less: Net unrealized losses on HTM securities, net of tax	(3,949)	(4,236)	(3,629)	(5,001)	(3,821)	(3,949)	(3,821)
Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$889,650	$856,775	$769,101	$733,422	$713,619	$889,650	$713,619
Tangible assets (non-GAAP)	$7,896,295	$7,677,950	$7,775,257	$7,651,579	$7,691,149	$7,896,295	$7,691,149
Less: Net unrealized losses on HTM securities, net of tax	(3,949)	(4,236)	(3,629)	(5,001)	(3,821)	(3,949)	(3,821)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$7,892,346	$7,673,714	$7,771,628	$7,646,578	$7,687,328	$7,892,346	$7,687,328

	As of and for the quarter ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Tangible stockholders’ equity to tangible assets (non-GAAP)	11.32%	11.21%	9.94%	9.65%	9.33%	11.32%	9.33%
Less: Net unrealized losses on HTM securities, net of tax	(0.05)%	(0.04)%	(0.04)%	(0.06)%	(0.05)%	(0.05)%	(0.05)%
Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.27%	11.17%	9.90%	9.59%	9.28%	11.27%	9.28%
Tangible book value per share:
Total stockholders' equity (GAAP)	$996,599	$964,662	$877,197	$843,719	$823,635	$996,599	$823,635
Tangible stockholders' equity (non-GAAP)	$893,599	$861,011	$772,730	$738,423	$717,440	$893,599	$717,440
Total shares outstanding	27,443,246	27,442,943	24,960,639	24,942,645	24,941,468	27,443,246	24,941,468
Book value per share (GAAP)	$36.31	$35.15	$35.14	$33.83	$33.02	$36.31	$33.02
Tangible book value per share (non-GAAP)	$32.56	$31.37	$30.96	$29.60	$28.76	$32.56	$28.76
Net income excluding merger costs:
Net income (GAAP)	$24,560	$12,296	$24,014	$25,232	$28,006	$36,856	$54,287
Add: Merger costs
Merger related expenses	1,046	2,489	—	—	—	3,535	—
Income tax effect on merger related expenses	(425)	(193)	—	—	—	(618)	—
Total merger costs, net of tax	621	2,296	—	—	—	2,917	—
Net income excluding merger costs (non-GAAP)	$25,181	$14,592	$24,014	$25,232	$28,006	$39,773	$54,287
Return on average total assets excluding merger costs:
Return on average total assets (ROAA) (GAAP)	1.26%	0.64%	1.26%	1.34%	1.49%	0.95%	1.46%
Add: Impact of merger costs, net of tax	0.03%	0.12%	—%	—%	—%	0.08%	—%
ROAA excluding merger costs (non-GAAP)	1.29%	0.76%	1.26%	1.34%	1.49%	1.03%	1.46%
Return on average stockholders’ equity excluding merger costs:
Return on average stockholders' equity (ROAE) (GAAP)	10.03%	5.15%	11.19%	12.03%	13.54%	7.62%	13.46%
Add: Impact of merger costs, net of tax	0.25%	0.96%	—%	—%	—%	0.60%	—%
ROAE excluding merger costs (non-GAAP)	10.28%	6.11%	11.19%	12.03%	13.54%	8.22%	13.46%
Efficiency ratio excluding merger related expenses:
Efficiency ratio (GAAP)	66.42%	66.05%	58.58%	61.02%	59.15%	66.23%	59.79%
Less: Impact of merger related expenses	(1.09)%	(2.66)%	—%	—%	—%	(1.86)%	—%
Efficiency ratio excluding merger related expenses (non-GAAP)	65.33%	63.39%	58.58%	61.02%	59.15%	64.37%	59.79%

	As of and for the quarter ended					As of and for the six months ended
($ in thousands, except share and per share amounts)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Diluted earnings per share excluding merger costs:
Diluted earnings per share (GAAP)	$0.88	$0.45	$0.94	$1.00	$1.11	$1.32	$2.14
Add: Impact of merger costs, net of tax	0.02	0.08	—	—	—	0.11	—
Diluted earnings per share excluding merger costs (non-GAAP)	$0.90	$0.53	$0.94	$1.00	$1.11	$1.43	$2.14
Fully tax equivalent (“FTE”) net interest income and net interest margin on FTE basis:
Net interest income (GAAP)	$72,899	$70,806	$72,069	$73,410	$73,835	$143,705	$147,952
Gross income effect of tax exempt income	1,156	1,318	1,270	1,286	1,288	2,475	2,530
FTE net interest income (non-GAAP)	$74,055	$72,124	$73,339	$74,696	$75,123	$146,180	$150,482
Average earning assets	$7,256,763	$7,100,323	$7,066,688	$6,947,500	$6,961,407	$7,178,543	$6,859,237
Net interest margin	4.02%	3.99%	4.08%	4.23%	4.24%	4.00%	4.31%
Net interest margin on FTE basis (non-GAAP)	4.08%	4.06%	4.15%	4.30%	4.32%	4.07%	4.39%